SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)      April 28, 1998

          MIDDLE  BAY  OIL  COMPANY, INC.
          (Exact name of registrant as specified in its charter)

           Alabama                0-21702               63-1081013
     (State or other jurisdiction     (Commission     (IRS Employer
     of incorporation)     File Number)     Identification No.)

             1221 Lamar, Suite 1020, Houston, Texas 77010
          (Address of principal executive offices)

Registrant's telephone number, including area code       (713) 759-6808

                               N/A
          (Former name or former address, if changed since last report)


ITEM 4 -- CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Schultz, Watkins & Company has served as Registrant's independent accountants since prior to 1993. The Board of Directors annually considers selection of the Registrant's independent accountants and determined as of April 28, 1998 not to engage Schultz, Watkins & Company for 1998. Management has had no disagreement with Schultz, Watkins & Company on any material matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Schultz, Watkins & Company's reports on the Registrant's financial statements for 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant's Board of Directors determined as of April 28, 1998 to appoint and engage KPMG Peat Marwick LLP as Registrant's independent accountants and to audit the Registrant's financial statements for the year ended December 31, 1997.


ITEM 7 -- FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (c)    Exhibits

            16.1 - Letter from Schultz, Watkins & Company to Securities and Exchange Commission dated October 9, 1998 (filed herewith).


SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Middle Bay Oil Company, Inc.
                                        (Registrant)


Date:  October 9, 1998                By:  /s/ Frank C. Turner, II
                                           Frank C. Turner, II
                                           Vice President and
                                           Chief Financial Officer